SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 13, 2006

VITASTI, INC.
(Exact name of registrant as specified in its charter)

(former name or former address, if changed since last report)

Delaware	000-26673	98-0207081
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
100-1001 Churchill Crescent North Vancouver, B.C., Canada V7P 1T2
Canada
(Address of principal executive offices)
604-980-6693
(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Change in Registrant’s Certifying Accountant.

By way of letter dated April 13, 2006, the firm of Armando C. Ibarra, CPA (“Ibarra”) was dismissed as the independent registered public accounting firm for Vitasti, Inc., a Delaware corporation (hereinafter, the “Registrant”), effective immediately.

On April 17, 2006, 2006, the Registrant’s Board of Directors approved the engagement of Manning Elliott, LLP Chartered Accountants (“ME”) as the Registrant’s independent registered public accounting firm.

Although Ibarra did not issue any report in connection with a year end audit, the quarterly review that Ibarra performed did not contain an adverse opinion or a disclaimer of opinion, nor was such report qualified or modified as to audit scope or accounting principles. The Registrant’s financial statements for the period ended September 30, 2005, reviewed by Ibarra, did, however, contain an explanatory paragraph that stated that the Registrant has not generated positive cash flows from operations and has accumulated deficit which raise substantial doubt about its ability to continue as a going concern.

In connection with the audit of the Registrant’s financial statements for the year ended December 31, 2005 and for the interim periods subsequent to December 31, 2005, and through April 14, 2006, there were no disagreements with Ibarra on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Ibarra, would have caused Ibarra to make reference to the matter in their report.

A copy of Ibarra’s letter to the Securities and Exchange Commission, dated April 14, 2006 regarding its agreement with the foregoing statements is attached to this report as Exhibit.

The Registrant engaged ME as its new independent accountants on April 17, 2006. Prior to April 17, 2006, the Registrant had not consulted with ME regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's consolidated financial statements, and no written report or oral advice was provided to the Registrant by ME concluding there was an important factor to be considered by the Registrant in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K.

Item 9.01  Financial Statements and Exhibits.

(c) Exhibits

16.1	Letter of Agreement from Armando C. Ibarra, CPA

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 17, 2006    Vitasti, Inc.

By:     /s/ TAMMY-LYNN MCNABB
Tammy-Lynn McNabb
Chief Executive Officer